Exhibit 99.2

OFFICER’S CERTIFICATE

I, Edward J. Gizzi, Assistant Secretary of Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series, Inc. and SunAmerica Specialty Series (the “Funds”), herby certify that the following is a true and correct copy of the resolutions adopted by the Boards of Directors/Trustees (the “Boards”) of the Funds by written consent on August 28, 2018, and that the resolutions remain in full force and effect.

RESOLVED, that it is the determination of the Boards, including a majority of the Directors/Trustees who are not interested persons of the Funds as defined under the Investment Company Act of 1940, as amended (the “Disinterested Directors”) (the “1940 Act”), that the Bond covering officers and employees of the Funds in accordance with the requirements of Rule 17g-1 under the 1940 Act in the amount of $20,500,000 is reasonable in form and amount, after having given due consideration to the value of the aggregate assets of the Funds’ respective series (collectively, the “Series”) to which any such covered persons may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the portfolios of the Series and all other relevant factors; and the proposed allocation of the total one-year premium of $38,683 among each Series as set forth in the schedule presented, be and is authorized and approved, after having taken into consideration the number of other parties named as insured parties under said Bond, the nature of the business activities of such other parties, the amount of said Bond and the amount of the total one-year premium therefore, the ratable allocation of such total one-year premium among the insured parties under said Bond, the extent to which the share of the total one-year premium allocated to each Fund was less than the premium the Fund would have to pay if it had provided and maintained a blanket bond which named the Fund as the only insured party and all other relevant factors; and it is

FURTHER RESOLVED, that the Boards hereby approve the Agreement Amongst the Named Insured, in substantially the form presented and authorizes its execution by the proper officers of the Funds; and it is

FURTHER RESOLVED, that the proper officers of the Funds be, and each hereby is, authorized to make any and all payments and do any and all such further acts, including making the appropriate filings and/or giving any notices, in the name of the Funds and on their behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of September, 2018.

/s/ Edward J. Gizzi
Edward J. Gizzi

OFFICER’S CERTIFICATE

I, Edward J. Gizzi, Assistant Secretary of SunAmerica Series Trust and Seasons Series Trust (the “Funds”), herby certify that the following is a true and correct copy of the resolutions adopted by the Boards of Trustees (the “Boards”) of the Funds by written consent on August 28, 2018, and that the resolutions remain in full force and effect.

RESOLVED, that it is the determination of the Boards of Trustees (the “Boards”) of SunAmerica Series Trust and Seasons Series Trust (the “Funds”), including a majority of the Trustees who are not interested persons of the Funds as defined under the Investment Company Act of 1940, as amended (the “Disinterested Trustees”) (the “1940 Act”), that the Bond covering officers and employees of the Funds in accordance with the requirements of Rule 17g-1 under the 1940 Act in the amount of $20,500,000 is reasonable in form and amount, after having given due consideration to the value of the aggregate assets of the Funds’ respective series (collectively, the “Series”) to which any such covered persons may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the portfolios of the Series and all other relevant factors; and the proposed allocation of the total one-year premium of $38,683 among each Series as set forth in the schedule presented, be and is authorized and approved, after having taken into consideration the number of other parties named as insured parties under said Bond, the nature of the business activities of such other parties, the amount of said Bond and the amount of the total one-year premium therefore, the ratable allocation of such total one-year premium among the insured parties under said Bond, the extent to which the share of the total one-year premium allocated to each Fund was less than the premium the Fund would have to pay if it had provided and maintained a blanket bond which named the Fund as the only insured party and all other relevant factors; and it is

FURTHER RESOLVED, that the Boards hereby approve the Agreement Amongst the Named Insured, in substantially the form presented and authorizes its execution by the proper officers of the Funds; and it is

FURTHER RESOLVED, that the proper officers of the Funds be, and each hereby is, authorized to make any and all payments and do any and all such further acts, including making the appropriate filings and/or giving any notices, in the name of the Funds and on their behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of September, 2018.

/s/ Edward J. Gizzi
Edward J. Gizzi

OFFICER’S CERTIFICATE

I, Edward J. Gizzi, Assistant Secretary of VALIC Company I and VALIC Company II (the “Funds”), herby certify that the following is a true and correct copy of the resolutions adopted by the Boards of Directors/Trustees (the “Boards”) of the Funds by written consent on August 28, 2018, and that the resolutions remain in full force and effect.

RESOLVED, that it is the determination of the Boards of Directors/Trustees (the “Boards”) of VALIC Company I and VALIC Company II (the “Funds”), including a majority of the Directors/Trustees who are not interested persons of the Funds as defined under the Investment Company Act of 1940, as amended (the “Disinterested Directors”) (the “1940 Act”), that the Bond covering officers and employees of the Funds in accordance with the requirements of Rule 17g-1 under the 1940 Act in the amount of $20,500,000 is reasonable in form and amount, after having given due consideration to the value of the aggregate assets of the Funds’ respective series (collectively, the “Series”) to which any such covered persons may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the portfolios of the Series and all other relevant factors; and the proposed allocation of the total one-year premium of $38,683 among each Series as set forth in the schedule presented, be and is authorized and approved, after having taken into consideration the number of other parties named as insured parties under said Bond, the nature of the business activities of such other parties, the amount of said Bond and the amount of the total one-year premium therefore, the ratable allocation of such total one-year premium among the insured parties under said Bond, the extent to which the share of the total one-year premium allocated to each Fund was less than the premium the Fund would have to pay if it had provided and maintained a blanket bond which named the Fund as the only insured party and all other relevant factors; and it is

FURTHER RESOLVED, that the Boards hereby approve the Agreement Amongst the Named Insured, in substantially the form presented and authorizes its execution by the proper officers of the Funds; and it is

FURTHER RESOLVED, that the proper officers of the Funds be, and each hereby is, authorized to make any and all payments and do any and all such further acts, including making the appropriate filings and/or giving any notices, in the name of the Funds and on their behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of September, 2018.

/s/ Edward J. Gizzi
Edward J. Gizzi